Exhibit 99.2

Acquisition of Exact Sciences 20 | November | 2025

2 Information Related to This Communication 5 Forward - Looking Statements This communication contains forward - looking statements about, among other things, the proposed acquisition of Exact Sciences by Abbott Laboratories (“Abbott”). Forward - looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, the following: the possible inability of the parties to consu mma te the proposed transaction on a timely basis or at all; the possible inability of the parties to satisfy the conditions precedent to consummation of the prop ose d transaction, including necessary regulatory approvals and the requisite vote by Exact Sciences’ stockholders, on a timely basis or at all; the possible occurr enc e of any event, change or other circumstance that could give rise to the termination of the parties’ definitive agreement for the proposed transaction (the “ Mer ger Agreement”); the risk that the Merger Agreement may be terminated in circumstances that require Exact Sciences to pay a termination fee; the ability of Abbo tt to successfully integrate Exact Sciences’ operations, and the ability of Abbott to implement its plans, forecasts and other expectations with respect to Exac t S ciences’ business after the completion of the proposed transaction and realize expected synergies; the possibility that competing offers may be made; the potential adv ers e impact on Exact Sciences of contractual restrictions under the Merger Agreement that limit Exact Sciences’ ability to pursue business opportunities or st rat egic transactions; risks relating to significant transaction costs associated with the proposed transaction and the possibility that the proposed transaction may be more expensive to complete than anticipated; risks related to the ability of the parties to realize the anticipated benefits of the proposed transaction, inc lud ing the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period; potential adverse effects of the announcement or pendency of the proposed transaction, or any failure to complete the proposed transaction, on the market price of Exact Sciences’ or Abbott’s co mmon stock or on the ability of Exact Sciences to develop and maintain relationships with its personnel (including Exact Sciences’ ability to attract and retain hi ghl y qualified management and other scientific personnel) and customers, suppliers and others with whom it does business or otherwise on Exact Sciences’ or Abbot t’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from Exact Sciences’ ongoing bu sin ess operations due to the proposed transaction; and the risk of litigation and/or regulatory actions related to the proposed transaction or Exact Sciences’ busi nes s and the outcome of any such litigation or regulatory action. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Abbot t a nd Exact Sciences described in the “Risk Factors” section in each of Abbott’s Annual Report on Form 10 - K for the year ended December 31, 2024, and Exact Sciences’ Annual Report on Form 10 - K for the year ended December 31, 2024, respectively, and in Exact Sciences’ quarterly reports on Form 10 - Q for the quarterly periods ende d March 31, 2025, June 30, 2025, and September 30, 2025. Free copies of these documents may be obtained from the SEC’s website at www.sec.gov. Forward - looking st atements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Abbott and Exact Sciences undertake no obligation, and do not intend, to release publicly any revisions to forward - looking statements as a result of subsequent events or developments or otherwise, except as required by law.

ABBOTT’S PURPOSE ABBOTT PURSUES THIS PURPOSE BY: – Improving health through innovation – Expanding access to life - changing technologies – Addressing the world’s most pressing healthcare challenges 3 We help people live their best lives through good health From risk to remission, Exact Sciences delivers a full - spectrum of screening, diagnostic and treatment guidance tests designed to impact lives throughout the cancer care continuum Risk and Early Detection Personalized Treatment Guidance Monitoring and Therapy Selection ~20 million (1) Global new cancer cases annually ~10 million (1) Global cancer deaths annually >2 million (2) U.S. new cancer cases annually (1) 2022 values per American Cancer Society Global Cancer Facts and Figures; 5 th edition (2) 2025 values per American Cancer Society Cancer statistics, 2025 CANCER

EXACT SCIENCES OVERVIEW 4 Serving large, fast - growing areas of unmet need, with >$60 billion in TAM (1) in the U.S. alone >$40 billion Colon Cancer and Muti - Cancer Screening TAM (1) ~$5 billion Treatment Guidance TAM (1) >$15 billion Molecular Residual Disease (MRD) TAM (1) (1) TAM: Total addressable market; stated TAM’s are U.S. only TAM estimates based on Wolfe Research “Diagnostics: THE MRD KIT – The Basics, The Data, The Competitive Landscape , & Our Market Model”, March 27, 2025; Evercore ISI “Clinical NGS - based Diagnostics Primer”, July 14, 2025; and internal Exact Sciences estimates as published in the William Blair 45 th Annual Growth Stock Conference presentation from June 3, 2025

CANCER CARE CONTINUUM After Cancer Diagnosis Before Cancer Diagnosis EXACT SCIENCES – Molecular residual disease (MRD) – Recurrence monitoring – Treatment guidance and therapy selection – Screening and surveillance – Hereditary risk TEST TYPES EXACT SCIENCES OVERVIEW 5 Industry - leading products that help people throughout the cancer care continuum

EXACT SCIENCES OVERVIEW 6 A leader in advanced cancer diagnostics Screening Precision Oncology Precision Oncology SALES MIX U.S. International SALES MIX 5 + million TESTS PERFORMED IN 2025 ~1,300 | ~7,000 COMMERCIAL TOTAL EMPLOYEES ORGANIZATION 1.5 + million ANNUAL TOUCHPOINTS WITH HEALTHCARE PROVIDERS $3.2 billion 2025 ESTIMATED REVENUE (1) (1) Reflects mid - point of Exact Sciences 2025 revenue guidance range of $3.220 billion - $3.235 billion from the Third - Quarte r 2025 Earnings Call presentation on November 3, 2025

Cologuard ® – colorectal cancer screening – Noninvasive test in the privacy of your home – Revolutionized colorectal cancer screening – >$15 billion TAM; 20+ million tests performed since 2014 – Rescreens occur every 3 years – Cologuard Plus — optimized biomarkers for enhanced performance; launched 1Q 2025 Cancerguard ® – multicancer detection – Designed to detect more than 50 cancer types and subtypes – Liquid biopsy test with a routine blood sample – Launched in 3Q 2025; ~$25 billion TAM Oncoguard ® – liver cancer test – Liquid biopsy test with a routine blood sample EXACT SCIENCES OVERVIEW 7 Screening business 1.9 2023 2.1 2024 2.5 2025 Estimate Precision Oncology Precision Oncology 2.5 2.8 3.2 REVENUE $ Billion 2 2 4 # of products on market in the U.S. Screening 2023 - 2025 CAGR >15%

EXACT SCIENCES OVERVIEW

Precision Oncology business

REVENUE $ Billion


3.2
2.8
2.5
0.6
0.7
0.7
Precision Oncology
2023-2025
CAGR >5%
Screening
2023
2024
2025
Estimate
4
5
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# of products on market in the U.S.

Oncotype DX Breast® [1]; Oncotype DX Colon®; OncoExTra®

- Personalized treatment guidance tests
- Helps predict the likelihood of cancer reoccurrence and/or the benefits specific treatments may provide

Oncodetect®

- Molecular residual disease (MRD) tests
- Monitoring tests that look for hard-to-find traces of cancer called circulating tumor DNA that might be present in the blood
- Launched in 2Q 2025; ~$15 billion TAM

Riskguard®

- Hereditary cancer tests that reveal the risk of developing certain cancers to help inform screening and aid prevention
- Can also guide treatment and/or therapy selection

(1) Oncotype DX Breast represents both the Oncotype DX Breast DCIS Score® test and Oncotype DX Breast Recurrence Score® test

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STRATEGIC RATIONALE • Scaled business, with accelerating growth and profitability • More preventative, predictive and personalized diagnostics • Large underpenetrated global segments • Attractive innovation pipeline to sustain high growth, including: – Colorectal cancer blood screening – Blood (liquid biopsy) for therapy selection guidance and monitoring in additional cancer types 9 Positions Abbott at the forefront of the next era in diagnostics

FINANCIALLY COMPELLING 10 Abbott becomes one of the leading cancer diagnostics companies in the world, doubling its TAM to >$120B $3 + billion 2025 ESTIMATED REVENUE (1) High Teens Growth 2025 ESTIMATED ORGANIC SALES GROWTH RATE 70% + 2025 ESTIMATED ADJUSTED GROSS MARGIN PROFILE EXACT SCIENCES IMPACT TO ABBOTT (2) (Annualized) TOTAL ABBOTT ABBOTT’S DIAGNOSTICS SEGMENT +300 basis points APPROXIMATE INCREASE IN SEGMENT SALES GROWTH RATE +50 basis points APPROXIMATE INCREASE IN SALES GROWTH RATE +700 basis points APPROXIMATE INCREASE IN SEGMENT ADJUSTED GROSS MARGIN PROFILE +100 basis points APPROXIMATE INCREASE IN ADJUSTED GROSS MARGIN PROFILE (1) Reflects mid - point of Exact Sciences 2025 revenue guidance range of $3.220 billion - $3.235 billion from the Third - Quarter 2025 Earnings Call presentation on November 3, 2025 (2) Impact to Abbott reflects the estimated annualized change of the pro forma combined companies versus Abbott stand - alone

ABBOTT ACQUISITION OF EXACT SCIENCES 11 The premier global diagnostics company

ABBOTT ACQUISITION OF EXACT SCIENCES

Transaction overview

TERMS AND TIMING

- Exact Sciences shareholders will receive $105 per share in cash
- Represents an equity purchase price of $21 billion; enterprise value of ~$23 billion
- Transaction anticipated to close in 2Q 2026, subject to customary closing conditions and regulatory approvals

IMPACT

- Immediately accretive to organic annual sales growth rates:
  - Abbott: approximate +50 basis points
  - Abbott Diagnostics Segment: approximate +300 basis points
- Immediately accretive to annual gross margin profile:
  - Abbott: approximate +100 basis points
  - Abbott Diagnostics Segment: approximate +700 basis points
- At least $100 million in annual pre-tax synergies by 2028
- Dilutive to adjusted earnings per share (EPS) through 2027[(1)]
  - 2026: ($0.20)
  - 2027: ($0.16) Abbott expects to return to double-digit EPS growth
  - 2028: Transaction expected to be accretive in 2028 and beyond

FINANCING

- Transaction will be financed with a combination of cash on hand and debt financing
- Abbott expects to maintain an investment grade credit-rating
- Abbott expects an initial 2026 adjusted gross debt-to-EBITDA ratio of approximately 2.7x following the transaction close

(1) Adjusted earnings per share (EPS) excludes specified items such as amortization of acquired intangibles, inventory step-up, restructuring costs and other costs incurred to execute the transaction. Adjusted EPS is a non-GAAP financial measure and should not be considered a replacement for GAAP results.

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